FRANKLIN CREDIT MANAGEMENT CORPORATION 8-K

Exhibit 10.1

FRANKLIN CREDIT MANAGEMENT CORPORATION

101 Hudson Street, 25th Floor

Jersey City, NJ 07302

January 20, 2015

Paul D. Colasono

8 Marie Drive

Huntington, NY 11743

This letter sets forth an amendment of your employment agreement with Franklin Credit Management Corporation (the “Company”), effective as of March 28, 2005 and as previously amended on December 31, 2008 (the “Employment Agreement”), in connection with a proposed reverse and forward stock split on January 20, 2015, in accordance with Information Statement filed with the Securities and Exchange Commission on November 18, 2014, (the “Reverse/Forward Split”) of common stock of the Company (the “Common Stock”) and termination of registration of the Common Stock under Rule 12g-5 and Section 12(g) of the Securities Exchange Act of 1934. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Employment Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the execution of this letter by the Company and Paul D. Colasono, Executive Vice-President and Chief Operating Officer of the Company (“Employee”) and subject to consummation and effectiveness of the Reverse/Forward Split, the parties to this letter agreement agree as follows:

1.	Deletion of Section 1(f)(3) of the Employment Agreement.

Section 1(f)(3) of the Employment Agreement, which provides that a “Change in Control” shall occur in the event that the “Company’s shares shall cease to be registered under Section 12(b) or 12(g) under the Securities Exchange Act of 1934, as amended” shall be deleted in its entirety and not replaced for the sole purpose of this Reverse/Forward Split.

2.	Furthermore, and for the avoidance of doubt, this letter shall memorialize the mutual understanding of the Company and Employee that the Reverse/Forward Split, as contemplated and proposed by the Company, will not be deemed a “Change in Control” as defined in Section 1(f) of the Employment Agreement. Deletion of Section 1(f)(3) of the Employment Agreement applies solely to this Reverse/Forward Split and not to any future stock splits and/or notices of termination of registration under Section 12(g) of the Securities Exchange Act of 1934, should they become necessary.

If you agree to the foregoing, please sign where indicated below and return the signed copy to me. Otherwise, the agreement will continue in full force and effect, without amendment.

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Sincerely,

FRANKLIN CREDIT MANAGEMENT CORPORATION

/s/ Thomas J. Axon
		Name:	Thomas J. Axon
		Title:	President and Chairman

AGREED AND ACCEPTED

/s/ Paul D. Colasono
Paul D. Colasono

Date:	January 20, 2015

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